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FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2008
Take-Two Interactive Software, Inc. (Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Broadway, New York, New York 10012 (Address of principal executive offices) (Zip Code)
(646) 536-2842 Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Credit Agreement.

As previously disclosed in the Company’s Report on Form 8-K filed on November 20, 2007, the Company entered into an Amended and Restated Credit Agreement dated November 16, 2007 (the “Credit Agreement”) with Wells Fargo Foothill, Inc., as arranger and administrative agent, and lenders party thereto from time to time.

On February 7, 2008, in connection with the syndication of the Credit Agreement, the Company entered into a First Amendment to the Amended and Restated Credit Agreement (the “First Amendment”). Pursuant to the First Amendment, the credit facility now bears interest at a margin of (a) 2.00% to 2.50% above a certain base rate, or (b) 3.25% to 3.75% above the LIBOR Rate, which margins are subject to the achievement of certain levels of a 30-day average liquidity amount by the Company and its subsidiaries, as reported pursuant to the delivery of periodic compliance certificates.

Except as expressly provided in the First Amendment, the Credit Agreement remains in full force and effect.

The description of the First Amendment set forth above is qualified in its entirety by reference to the actual terms of the First Amendment, which is attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above related to the First Amendment is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1
First Amendment to the Amended and Restated Credit Agreement, dated as of February 7, 2008, by and between Take-Two Interactive Software, Inc. and each of its Subsidiaries identified on the signature pages thereto as Borrowers, each of its Subsidiaries identified on the signature pages thereto as Guarantors, the Lenders that are signatory thereto, Take Two GB Ltd., Wells Fargo Foothill, Inc., as the arranger and administrative agent and CitiCapital Commercial Corporation, as the syndication agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC. (Registrant)

By:	/s/ Daniel P. Emerson
Daniel P. Emerson
Vice President and Associate General Counsel
Date: February 13, 2008

EXHIBIT INDEX

Exhibit

10.1
First Amendment to the Amended and Restated Credit Agreement, dated as of February 7, 2008, by and between Take-Two Interactive Software, Inc. and each of its Subsidiaries identified on the signature pages thereto as Borrowers, each of its Subsidiaries identified on the signature pages thereto as Guarantors, the Lenders that are signatory thereto, Take Two GB Ltd., Wells Fargo Foothill, Inc., as the arranger and administrative agent and CitiCapital Commercial Corporation, as the syndication agent.